Encore Capital Group, Inc. Q4 2016 EARNINGS CALL Exhibit 99.1

2 CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,” “believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results, earnings per share, and growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange Commission, including its most recent reports on Form 10-K and Form 10-Q, as they may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

3 ENCORE UPDATE

4 U.S. MARKET CONTINUES TO DEMONSTRATE PRICING DISCIPLINE  Pricing remains meaningfully improved in relation to a year ago  Supply in the U.S. grew more than 15% in 2016 – on track for continued growth in 2017  Issuers are seeing their loss rates rise  Some issuers are reducing their own in-house collections capacity  Regulatory hurdles and high issuer standards present challenges for new market participants  Forward flow commitments of over $200 million with higher returns than last year U.S. market offers attractive returns, driven by higher volume and lower pricing

5 U.S. DEBT MARKET SHOWING HIGHER RETURNS, BUT WITH FRONT-LOADED EXPENSES  Incremental purchasing in late 2016 at high IRR’s – including investments in lower balance portfolios – resulted in higher account volumes  Expenses in legal collections and Account Manager hiring precede liquidations  Front-loading of legal expenses will impact near-term earnings  Account Manager hiring, incremental legal expenses, and additional lettering will add approximately $20 million in 2017 expenses Our focus on IRR’s drives additional near-term expense while maximizing profitability longer term

6 WE HAVE BEGUN EXPLORING AN INITIAL PUBLIC OFFERING FOR CABOT CREDIT MANAGEMENT  Encore acquired ~43% economic interest in Cabot Credit Management from J.C. Flowers in 2013  At that time, Cabot was principally active in only one country and one type of asset  Since then, we have grown Cabot’s ERC and liquidation capabilities - including the legal collection channel - through a series of add-on acquisitions  Cabot has entered into new markets including Spain, France and Portugal  JCF and Encore have begun exploring a Cabot IPO to take advantage of the value created in Cabot This presentation does not constitute or form part of, and should not be construed as, an offer or the solicitation of an offer to subscribe for or purchase the securities of Cabot Credit Management Group Limited or any of its affiliates. We cannot assure that any transaction will be consummated, or as to the timing or terms thereof.

7 OUR INTERNATIONAL BUSINESSES PROVIDE ENCORE WITH ADDITIONAL OPPORTUNITY TO DEPLOY CAPITAL  Elevated pricing in the U.K. continues. Like in the U.S., consumer- centric programs have been initiated in the U.K. to drive continued strong returns  We continue to focus on adjacent markets, including Spain, France, Ireland and Portugal  Early indications foreshadow a strong Q1 deployment total in Europe  Investments in Latin America remain focused on R&D, and we learn more as we pursue long-term growth opportunities  Encore’s Asset Reconstruction Company (EARC) in India is positioned to begin operating before the end of Q2

8 ENCORE IS WELL POSITIONED TO ADAPT TO THE REGULATORY ENVIRONMENT UNDER ANY FORESEEABLE REGULATORY AGENDA  Encore is well-positioned regardless of how the new administration may influence existing regulatory emphasis and industry regulation  Encore’s goals are well-aligned with the goals of any responsible regulatory environment  We seek a regulatory framework that places value on treating consumers fairly and provides them with sensible solutions based on reliable, accurate information We expect federal and state regulators to continue to promote high standards for our industry – and we believe Encore is ahead of the curve

9 Detailed Financial Discussion

10 ENCORE’S FOURTH QUARTER 2016 GAAP EPS WAS $0.85 $0.72 Economic EPS2 GAAP EPS1 $0.85 GAAP Net Income1 $22.0 million Adjusted Income2 $18.7 million Estimated Remaining Collections of $5.8 billion 1) From continuing operations attributable to Encore 2) Please refer to Appendix for reconciliation of Economic EPS and Adjusted Income to GAAP Collections $397 million

11 ENCORE’S FULL-YEAR 2016 GAAP EPS WAS $3.05 $3.48 Economic EPS2 GAAP EPS1 $3.05 GAAP Net Income1 $78.9 million Adjusted Income2 $90.1 million Estimated Remaining Collections of $5.8 billion Collections $1.69 billion 1) From continuing operations attributable to Encore 2) Please refer to Appendix for reconciliation of Economic EPS and Adjusted Income to GAAP

United States $148 Europe $42 Other $20 United States $562 Europe $265 Other $80 12 2016 DEPLOYMENTS REFLECT BETTER MARKET CONDITIONS IN THE U.S. Q4-2016 Deployments 2016 Deployments $M Total $907 Total $210

13 Q4 COLLECTIONS IN THE U.S. REFLECT DELAYS IN LEGAL COLLECTIONS Collections by Geography 0 100 200 300 400 500 2 0 1 5 2 0 1 6 2 0 1 5 2 0 1 6 2 0 1 5 2 0 1 6 2 0 1 5 2 0 1 6 Q1 Q2 Q3 Q4 Collection Sites Legal Collections Collection Agencies $M 0 100 200 300 400 500 2 0 1 5 2 0 1 6 2 0 1 5 2 0 1 6 2 0 1 5 2 0 1 6 2 0 1 5 2 0 1 6 Q1 Q2 Q3 Q4 United States Europe Other 417 425 437 422 397 448 434 407 $M Collections by Channel 417 425 437 422 397 448 434 407

14 ENCORE’S INTERNATIONAL COLLECTIONS COMPRISED 36% OF OUR WORLDWIDE TOTAL IN 2016 Collections by Geography 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2012 2013 2014 2015 2016 United States Europe Other 948 1,280 1,607 $M 1,701 1,686

FOURTH QUARTER REVENUE REFLECTS HIGHER MULTIPLE PORTFOLIOS ROLLING OFF IN THE U.S. Revenue by Geography 15 -50 0 50 100 150 200 250 300 350 2 0 1 5 2 0 1 6 2 0 1 5 2 0 1 6 2 0 1 5 2 0 1 6 2 0 1 5 2 0 1 6 Q1 Q2 Q3 Q4 United States Europe Other $M 289 283 279 291 278 289 179 271

2016 REVENUE DECLINE MOSTLY DRIVEN BY THE EUROPEAN PORTFOLIO ALLOWANCE IN THE THIRD QUARTER & CURRENCY Revenue by Geography 16 $M 0 200 400 600 800 1,000 1,200 2012 2013 2014 2015 2016 United States Europe Other $M 545 756 1,043 1,130 1,029

17 ESTIMATED REMAINING COLLECTIONS GREW $129 MILLION IN 2016 Total Estimated Remaining Collections 0 1,000 2,000 3,000 4,000 5,000 6,000 2012 2013 2014 2015 2016 United States Europe Other 1,967 3,990 5,203 $M 5,711 5,840

ENCORE DELIVERED GAAP EPS OF $0.85 AND ECONOMIC EPS OF $0.72 IN THE FOURTH QUARTER OF 2016 18 * Please refer to Appendix for reconciliation of Adjusted EPS / Economic EPS measurements to GAAP $0.85 $0.02 ($0.31) ($0.15) ($0.10) $0.72 $0.72 $0.12 $0.29 Net income per diluted share from continuing operations attributable to Encore Convertible notes non-cash interest and issuance cost amortization Acquisition, integration and restructuring related expenses Amortization of certain acquired intangible assets Gain on reversal of contingent considerations Income tax effect of the adjustments Adjustments attributable to noncontrolling interest Adjusted income per diluted share from continuing operations attributable to Encore - (Accounting)* Adjusted income per diluted share from continuing operations attributable to Encore - (Economic)* No shares deducted in Q4 2016

ENCORE DELIVERED GAAP EPS OF $3.05 AND ECONOMIC EPS OF $3.48 IN 2016 19 * Please refer to Appendix for reconciliation of Adjusted EPS / Economic EPS measurements to GAAP $3.05 $0.24 $0.10 ($0.31) ($0.49) ($0.25) $3.48 $3.48 $0.46 $0.68 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 Net income per diluted share from continuing operations attributable to Encore Convertible notes non-cash interest and issuance cost amortization Acquisition, integration and restructuring related expenses Settlement fees and related administrative expenses Amortization of certain acquired intangible assets Gain on reversal of contingent considerations Income tax effect of the adjustments Adjustments attributable to noncontrolling interest Adjusted income per diluted share from continuing operations attributable to Encore - (Accounting)* Adjusted income per diluted share from continuing operations attributable to Encore - (Economic)* No shares deducted in 2016

20 ENCORE’S LEVERAGE RATIO IS SIGNIFICANTLY IMPACTED BY THE CONSOLIDATION OF CABOT’S DEBT ON OUR BALANCE SHEET Debt and Debt Ratios1 Although we fully consolidate Cabot’s debt on our balance sheet, their debt is non-recourse to Encore Encore With Cabot at 12/31/16 Without Cabot at 12/31/16 Total Debt $2.600 B $1.269 B Total Debt / (Adjusted EBITDA + Collections applied to principal balance)2 2.47x 1.78x Total Debt / Equity 4.65x 2.27x 1) Preferred equity certificates treated as equity 2) Ratio calculation method is materially consistent with covenants in Encore’s restated credit agreement and senior secured notes

SUMMARY Cabot IPO • We believe Cabot’s equity value has grown through operational improvement, market consolidation and geographic expansion • Encore and J.C. Flowers have begun exploring an initial public offering of Cabot International Markets • Opportunistically purchasing in international markets at solid risk- adjusted returns • Encore Asset Reconstruction Company poised to begin operations in 1H 2017 21 U.S. Market • Capital constraints amongst some of our debt buying peers, along with a lack of available collections capacity, have created a favorable purchasing environment • Encore investing to add call center capacity and increase legal spending ahead of attractive purchasing opportunities • Encore favorably positioned in the U.S. market as attractive returns are driven by pricing declines and liquidation improvement programs

22 Q&A

23 Appendix

24 NON-GAAP FINANCIAL MEASURES This presentation includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The Company has included information concerning Adjusted EBITDA because management utilizes this information in the evaluation of its operations and believes that this measure is a useful indicator of the Company’s ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. The Company has included information concerning Adjusted Operating Expenses in order to facilitate a comparison of approximate cash costs to cash collections for the portfolio purchasing and recovery business in the periods presented. The Company has included Adjusted Income Attributable to Encore and Adjusted Income Attributable to Encore per Share (also referred to as Economic EPS when adjusted for certain shares associated with our convertible notes that will not be issued but are reflected in the fully diluted share count for accounting purposes) because management uses these measures to assess operating performance, in order to highlight trends in the Company’s business that may not otherwise be apparent when relying on financial measures calculated in accordance with GAAP. The Company has included impacts from foreign currency exchange rates to facilitate a comparison of operating metrics that are unburdened by variations in foreign currency exchange rates over time. Adjusted EBITDA, Adjusted Operating Expenses, Adjusted Income Attributable to Encore, Adjusted Income Attributable to Encore per Share/Economic EPS, and impacts from foreign currency exchange rates have not been prepared in accordance with GAAP. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, net income, net income per share, and total operating expenses as indicators of the Company’s operating performance. Further, these non-GAAP financial measures, as presented by the Company, may not be comparable to similarly titled measures reported by other companies. The Company has attached to this presentation a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC / ADJUSTED EPS

Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS (Unaudited, In Thousands, except per share amounts), Three Months Ended

	December 31,					
	2016			2015		
	$	Per Diluted Share – Accounting	Per Diluted Share – Economic	$	Per Diluted Share – Accounting	Per Diluted Share – Economic
GAAP net income from continuing operations attributable to Encore, as reported	**$ 21,983**	**$ 0.85**	**$ 0.85**	**$ 28,226**	**$ 1.08**	**$ 1.10**
Adjustments:						
Convertible notes non-cash interest and issuance cost amortization	3,017	0.12	0.12	2,887	0.11	0.11
Acquisition, integration and restructuring related expenses[1]	7,457	0.29	0.29	2,635	0.10	0.10
Gain on reversal of contingent consideration[2]	(8,111)	(0.31)	(0.31)	---	---	---
Amortization of certain acquired intangible assets[3]	415	0.02	0.02	---	---	---
Income tax effect of the adjustments[4]	(3,693)	(0.15)	(0.15)	(1,687)	(0.06)	(0.06)
Adjustments attributable to noncontrolling interest[5]	(2,402)	(0.10)	(0.10)	(292)	(0.01)	(0.01)
Adjusted income from continuing operations attributable to Encore	**$ 18,666**	**$ 0.72**	**$ 0.72**	**$ 31,769**	**$ 1.22**	**$ 1.24**

1) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
2) Amount represents a gain recognized as a result of reversing a liability for contingent consideration that was established in October 2015 when we acquired a debt solution service provider in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
3) As we continue to acquire debt solution service providers around the world, the acquired intangible assets, such as trade names and customer relationships, have grown substantially, particularly in recent quarters. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period. As a result, the amortization of certain acquired intangible assets is excluded from our adjusted income from continuing operations attributable to Encore and adjusted income from continuing operations per share.
4) Amount represents the total income tax effect of the adjustments, which is calculated based on the applicable marginal tax rate of the jurisdiction in which the portion of the adjustment occurred.
5) Certain of the above pre-tax adjustments include expenses recognized by our partially-owned subsidiaries. This adjustment represents the portion of the non-GAAP adjustments that are attributable to noncontrolling interest.

encore CAPITAL GROUP

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RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC / ADJUSTED EPS

Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS (Unaudited, In Thousands, except per share amounts), Twelve Months Ended

	December 31,					
	2016			2015		
	$	Per Diluted Share – Accounting	Per Diluted Share – Economic	$	Per Diluted Share – Accounting	Per Diluted Share – Economic
GAAP net income from continuing operations attributable to Encore, as reported	**$ 78,923**	**$ 3.05**	**$ 3.05**	**$ 68,522**	**$ 2.57**	**$ 2.64**
Adjustments:						
Convertible notes non-cash interest and issuance cost amortization	11,830	0.46	0.46	11,332	0.43	0.44
Acquisition, integration and restructuring related expenses[1]	17,630	0.68	0.68	16,933	0.64	0.65
Gain on reversal of contingent consideration[2]	(8,111)	(0.31)	(0.31)	---	---	---
Settlement fees and related administrative expenses[3]	6,299	0.24	0.24	63,019	2.36	2.43
Amortization of certain acquired intangible assets[4]	2,593	0.10	0.10	---	---	---
Income tax effect of the adjustments[5]	(12,577)	(0.49)	(0.49)	(28,514)	(1.07)	(1.11)
Adjustments attributable to noncontrolling interest[6]	(6,461)	(0.25)	(0.25)	(5,273)	(0.20)	(0.20)
Adjusted income from continuing operations attributable to Encore	**$ 90,126**	**$ 3.48**	**$ 3.48**	**$ 126,019**	**$ 4.73**	**$ 4.85**

1) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
2) Amount represents a gain recognized as a result of reversing a liability for contingent consideration that was established in October 2015 when we acquired a debt solution service provider in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
3) Amount represents litigation and government settlement fees and related administrative expenses. For the year ended December 31, 2016 amount consists of settlement and administrative fees related to certain TCPA settlements. For the year ended December 31, 2015, amount relates to the consent order with the CFPB that we entered into in September 2015. We believe these fees and expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) As we continue to acquire debt solution service providers around the world, the acquired intangible assets, such as trade names and customer relationships, have grown substantially, particularly in recent quarters. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period. As a result, the amortization of certain acquired intangible assets is excluded from our adjusted income from continuing operations attributable to Encore and adjusted income from continuing operations per share.
5) Amount represents the total income tax effect of the adjustments, which is calculated based on the applicable marginal tax rate of the jurisdiction in which the portion of the adjustment occurred.
6) Certain of the above pre-tax adjustments include expenses recognized by our partially-owned subsidiaries. This adjustment represents the portion of the non-GAAP adjustments that are attributable to noncontrolling interest.

encore CAPITAL GROUP

26

RECONCILIATION OF ADJUSTED EBITDA

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Twelve Months Ended

	12/31/16	12/31/15	12/31/14
GAAP net income, as reported	**$ 16,817**	**$ 47,384**	**$ 98,278**
Adjustments:			
Loss (income) from discontinued operations, net of tax	2,353	23,387	(5,205)
Interest expense	198,367	186,556	166,942
Interest income[1]	(2,538)	(1,664)	(962)
Provision for income taxes	38,205	27,162	48,569
Depreciation and amortization	34,868	33,160	27,101
Stock-based compensation expense	12,627	22,008	17,181
Acquisition, integration and restructuring related expenses[2]	16,712	15,528	18,771
Gain on reversal of contingent consideration[3]	(8,111)	---	---
Settlement fees and related administrative expenses[4]	6,299	63,019	---
Adjusted EBITDA	**$ 315,599**	**$ 416,540**	**$ 370,675**
Collections applied to principal balance[5]	738,989	628,289	614,665

1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability.
2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents a gain recognized as a result of reversing a liability for contingent consideration that was established in October 2015 when we acquired a debt solution service provider in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. Refer to Note 4 "Fair Value Measurement - Contingent Consideration" in the notes to our consolidated financial statements for further details.
4) Amount represents litigation and government settlement fees and related administrative expenses. For the year ended December 31, 2016, amount consists of settlement and administrative fees related to certain TCPA settlements. For the year ended December 31, 2015, amount relates to the consent order with the CFPB that we entered into in September 2015. We believe these fees and expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
5) In our previous filings, amount was referred to as "Amount applied to principal on receivable portfolios." Amount represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios, net. Historically, we included this amount in our calculation of adjusted EBITDA.

encore CAPITAL GROUP

27

RECONCILIATION OF ADJUSTED OPERATING EXPENSES

Reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses (Unaudited, In $ Thousands) Three Months Ended

	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	6/30/16	9/30/16	12/31/16
GAAP total operating expenses, as reported	**$ 194,895**	**$ 198,362**	**$ 248,185**	**$ 206,271**	**$ 205,513**	**$ 197,695**	**$ 200,597**	**$ 183,939**
Adjustments:								
Stock-based compensation expense	(5,905)	(6,198)	(5,156)	(4,749)	(3,718)	(5,151)	(633)	(3,125)
Operating expenses related to non-portfolio purchasing and recovery business[1]	(21,623)	(19,946)	(20,835)	(26,144)	(26,885)	(28,253)	(26,446)	(29,291)
Acquisition, integration and restructuring related operating expenses[2]	(2,766)	(7,892)	(2,235)	(2,635)	(3,059)	(3,271)	(3,843)	(7,457)
Gain on reversal of contingent consideration[3]	---	---	---	---	---	---	---	8,111
Settlement fees and related administrative expenses[4]	---	---	(54,697)	---	(2,988)	(698)	(2,613)	---
Adjusted operating expenses related to portfolio purchasing and recovery business	**$ 164,601**	**$ 164,326**	**$ 165,262**	**$ 172,743**	**$ 168,863**	**$ 160,322**	**$ 167,062**	**$ 152,177**

1) Operating expenses related to non-portfolio purchasing and recovery business include operating expenses from other operating segments that primarily engage in fee-based business, as well as corporate overhead not related to our portfolio purchasing and recovery business.
2) Amount represents acquisition, integration and restructuring related operating expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents a gain recognized as a result of reversing a liability for contingent consideration that was established in October 2015 when we acquired a debt solution service provider in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
4) Amount represents litigation and government settlement fees and related administrative expenses. For the year ended December 31, 2016 amount consists of settlement and administrative fees related to certain TCPA settlements. For the year ended December 31, 2015, amount relates to the consent order with the CFPB that we entered into in September 2015. We believe these fees and expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.

encore CAPITAL GROUP

28

(Unaudited, In Millions, except per share amounts) IMPACT OF FLUCTUATIONS IN FOREIGN CURRENCY EXCHANGE RATES Three Months Ended 12/31/16 As Reported Constant Currency Revenue $ 271 $ 289 Operating expenses $ 184 $ 193 Net income* $ 22 $ 23 Adjusted net income* $ 19 $ 19 GAAP EPS* $ 0.85 $ 0.88 Economic EPS* $ 0.72 $ 0.75 Collections $ 397 $ 422 ERC $ 5,840 $ 6,377 29 Year Ended 12/31/16 As Reported Constant Currency Revenue $ 1,029 $ 1,067 Operating expenses $ 788 $ 819 Net income* $ 79 $ 79 Adjusted net income* $ 90 $ 90 GAAP EPS* $ 3.05 $ 3.05 Economic EPS* $ 3.48 $ 3.49 Collections $ 1,686 $ 1,754 ERC $ 5,840 $ 6,377 * from continuing operations attributable to Encore. Note: Constant Currency figures are calculated by employing Q4 2015 foreign currency exchange rates to recalculate Q4 2016 results and FY2015 foreign currency exchange rates to recalculate FY2016 results. All constant currency values are calculated based on the average exchange rates during the respective periods, except for ERC, which is calculated using the changes in the period-ending exchange rates. Management refers to operating results on a constant currency basis so that the operating results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's operating performance. Constant currency financial results are calculated by translating current period financial results in local currency using the prior period’s respective currency conversion rate. Certain foreign subsidiaries’ local currency financial results in our calculation include the translation effect from their foreign operating results.

FOURTH QUARTER COST-TO-COLLECT REFLECTS A RETURN TO NORMALCY AFTER THIRD QUARTER ADJUSTMENT IN EUROPE 30 Overall Cost-to-Collect1 38.8% 37.7% 37.6% 36.9% 39.2% 41.1% 41.5% 38.4% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2 0 1 5 2 0 1 6 2 0 1 5 2 0 1 6 2 0 1 5 2 0 1 6 2 0 1 5 2 0 1 6 Q1 Q2 Q3 Q4 1. Cost-to-Collect = Adjusted operating expenses / collections. See appendix for reconciliation of Adjusted operating expenses to GAAP. 2. Cost-to-collect in Q3 2016 includes the impact of $11 million adjustment to deferred court cost receivable in Europe. Location Q4 2016 CTC Q4 2015 CTC United States 43.0% 43.9% Europe 25.9% 36.7% Other 48.7% 37.5% Encore total 38.4% 41.5% Location FY 2016 CTC FY 2015 CTC United States 40.5% 42.0% Europe 32.8% 33.0% Other 44.1% 32.9% Encore total 38.5% 39.2% 2